UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2008

AEROGROW INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50888	46-0510685
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

6075 Longbow Dr. Suite 200, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (303) 444-7755

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 11, 2008, AeroGrow International, Inc. (the “Company” or “AeroGrow”) was notified by The Nasdaq Stock Market (“Nasdaq,” and the staff of Nasdaq, the “Staff”) that it no longer is in compliance with Nasdaq Marketplace Rule 4310(c)(3).  Marketplace Rule 4310(c)(3) requires that the Company maintain either (i) stockholders’ equity of at least $2,500,000, (ii) a market value of its listed securities of at least $35,000,000, or (iii) net income from continuing operations of at least $500,000 during the last fiscal year or two of the last three fiscal years.  As reported in the Company’s Form 10-Q for the period ended June 30, 2008, stockholders’ equity was approximately $1,648,300, and as of August 8, 2008, the market value of the Company’s common stock was $28,351,421.  AeroGrow has not generated net income from operations during any of the past three fiscal years.

The Staff is reviewing the Company’s eligibility for continued listing on The Nasdaq Capital Market.  To facilitate this review, the Staff has requested that the Company provide, on or before August 26, 2008, the Company’s specific plan to achieve and sustain compliance with all The Nasdaq Capital Market listing requirements, including the time frame for completion of the plan.  The Company intends to timely file this plan with the Staff.

If, after the conclusion of its review process, the Staff determines that the Company has not presented a plan that adequately addressees the issues noted, the Staff will provide the Company with written notification that its common stock will be delisted.  At that time, the Company would have the opportunity to appeal the Staff’s decision to a Nasdaq Listing Qualifications Panel.

On August 13, 2008, the Company issued a press release announcing receipt of the Nasdaq letter. A copy of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated August 13, 2008.

           Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AeroGrow International, Inc.

By: /s/ H. MacGregor Clarke
H. MacGregor Clarke
Chief Financial Officer and Treasurer

DATED:  August 13, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 13, 2008.